MUTUALS.COM

Prospectus Supplement
To Prospectus Dated July 29, 2005

Generation Wave Growth Fund

On April 24, 2006, the Board of Trustees of MUTUALS.com, subject to shareholder approval, approved a subadvisory agreement with respect to the Generation Wave Growth Fund (the “Fund”) between Mutuals Advisors, Inc. (the Fund’s investment adviser) (the “Advisor”) and GNI Capital, Inc.

The Board also approved a proposal that would permit the Advisor to retain and terminate subadvisors or modify subadvisory agreements with respect to the Fund without shareholder approval.  The Fund would be required to obtain an exemptive order from the Securities and Exchange Commission prior to implementing this proposal.

The Board called a special meeting of shareholders of the Fund to be held on July 14, 2006 for purposes of voting on the subadvisory agreement and the proposal regarding the Advisor’s ability to retain, terminate or modify subadvisory arrangements without shareholder approval. Shareholders of record of the Fund at the close of business on April 20, 2006 are entitled to notice of and to vote at the special meeting.

The date of this Prospectus Supplement is May 22, 2006.
Please keep this Prospectus Supplement with your records.